Exhibit 99.1

Holly Corporation Spring / Summer 2010 Update

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3 Holly Corporation Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties, to include integration of acquired assets risk, that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

5 Holly Investment Highlights Pure Play Refiner 3 refineries with combined processing capacity of 256,000 barrels per day (bpd) 40 years of refining experience-entered refining business in 1969 (profitable every year) Competitive Assets High complexity facilities with access to multiple sources of crude supply High degree of crude source flexibility Attractive markets Geographic: Rocky Mountains, Southwest and Mid-Continent Product mix: Balanced product slate with added specialty lubricant products Capital projects with significant impact Reinvested approx. $500 million of cash flow generated in recent years into facilities Capital deployment has been focused on growth and optionality Synergistic Acquisition of Tulsa Refineries Low all-in cost for complex Mid-Con refineries Sinclair addition eliminates approximately $125 MM of regulatory required capital Provides additional market and product diversification Strong Financial Performance Industry leading return on invested capital & return on assets among peers Low debt among peers & history of conservative & disciplined financial management Experienced management Track record of reliability and profitability through multiple cycles Key operating executives average more than 20 years experience History of successful major project execution HEP ownership Stable cash flow quarterly from HEP through regular and incentive distributions 7.3 Million Common Units plus 100% of General Partner 1 - HEP's annualized cash distributions as of 3/31/10 to HOC exceed $34M for LP and GP ownership interests 1

6 Holly Overview Holly Corporation: Holly's refineries operate in Southwest, Rockies & Mid-Continent markets 256,000 bpsd of refining capacity and weighted average complexity greater than 12.0 Refineries directly connected to Domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: Approximately 2,500 miles (after sale of RGJV) of refined product & crude pipelines 11 Terminals & 8 loading rack facilities in 7 states (3 terminals co- owned) Over 5 million bbls of refined product & crude oil storage 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

7 Navajo Refinery Product Sales Mix (12/31/09) Overview 561 acre site located in Artesia, NM with crude capacity of 100,000 BPSD (expanded in Q1 2009) Ability to process sour crude oils into high value light products Distributes to high margin markets in Arizona, New Mexico and West Texas Nelson Complexity rating of 11.8 Last turnaround completed in Q1 2009. Annual maintenance capex approximately $10 million. Operating Summary *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. *

8 Woods Cross Refinery Product Sales Mix (12/31/09) Overview 200 acre site located in Woods Cross, UT (near Salt Lake City) with crude oil capacity of 31,000 BPD Processes regional sweet and lower cost black wax crude as well as Canadian sour crude oils Distributes to high margin markets in Utah, Idaho, Nevada, Wyoming, and eastern Washington Nelson Complexity rating of 12.5 Last turnaround completed in Q3 2008. Annual maintenance capex approximately $5 million. Operating Summary * *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29.

9 Tulsa Refinery (formerly separate facilities owned by Sunoco & Sinclair) Projected Production Mix Overview Holly has begun integrating the two Tulsa facilities to form one complex 125,000 BPD refinery (full integration could take up to 18 months) Refineries are located less than 2 miles apart and will be pipeline interconnected Allows for immediate upgrade of existing gas oil production (approximately 12,000 BPD) to gasoline/diesel without capital investment Processes predominantly a sweet crude slate (though small amount of sour capability) Nelson Complexity rating of over 14.0 Initial annual maintenance capex approximately $25 million for integrated facility. 1 - Holly owned since 6/1/09 2 - Holly owned since 12/1/09 3 - Estimated production yields based on the full integration between the two Tulsa refineries. 4 - The amounts reported for the Tulsa Refinery for the year ended December 31, 2009 include crude oil processed and products yielded from the refinery for the period from June 1, 2009 through December 31, 2009 only, and averaged over the 365 days for the year ended. 1 2 3 Operating Summary * *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. 4

10 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

11 Holly Historical EBITDA (in millions) Capacity of 256,000 bpsd Legacy refineries (Navajo and Woods Cross) - 131 bpsd Sunoco - Tulsa Refinery acquisition - June 1, 2009 (+85 bpsd) Sinclair - Tulsa Refinery acquisition - December 1, 2009 (+40 bpsd) *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. 1 HEP formed in July 2004 2 Sold Montana Refinery Company (8,000 bpd) while increasing Navajo Refinery capacity (8,000 bpd) 3 Acquired the two Tulsa refineries and capacity is calculated on a weighted average) 1 2 3 *

12 Refining Margins (2004-2009 range) 1 - Actual realized gross margin. 2 - PADD II 3-2-1 gross margin proxy for Tulsa refineries Tulsa Gulf Coast 3-2-1: 5 Yr. Avg. 2 *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. Navajo Gulf Coast 3-2-1: 5 Yr. Avg. 1 Woods Cross 1 Gulf Coast 3-2-1: 5 Yr. Avg. * 5-yr. high & low gross margin range by quarter - tan bars Gulf Coast 5-Yr. Quarterly Avg 3-2-1 margin- green line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - Navajo, Woods Cross - blue line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - PADD II - red line 2009 Gross Margin ($/bbl) - noted in black numeric 1Q - 2010: Gross Margins Navajo - $5.10 Woods Cross - $14.80 Tulsa - $3.33

2009 - Gasoline & Diesel Cracks 13 Diesel Diesel cracks were well below prior year and 5 year average in all markets. US demand was down over 12% (vs. 2008) Gasoline Gasoline cracks were better than 2008 in most markets while still remaining below the 5 year average. US demand was down over 1% (vs. 2008)

14 Strong Returns on Capital and Conservative Balance Sheet 1 - As of 12/31/09. HOC standalone (excludes HEP debt) Conservative Debt Level High Returns on Invested Capital

15 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

16 Enhanced Competitive Position at Legacy Refineries Recently Completed Refinery Enhancements Increased capacity 19% Increased lower cost black wax and Canadian crude processing from 20 to 50% Increased ULSD production percentage Enhanced black wax and Canadian heavy receiving capabilities Increased capacity 17% (to 100,000 bpd) Allows 100% sour crude oil processing Increased ULSD production percentage Increased intermediates processing Provides access to Cushing crude oil hub and a variety of cost advantaged crudes Enables refinery to shift up to 40% of its crude slate to lower priced heavy crudes * * Crude unit work is mechanically complete. Navajo is planning to start processing Canadian /cost advantaged crudes in Summer 2010.

Strategic Acquisitions at Historically Low Multiples

- Holly is in process of integrating the two Tulsa facilities (formerly separate facilities owned by Sunoco & Sinclair) to form one complex 125,000 BPD refinery
- Net capex savings of approximately $125 million:
  - Eliminates an estimated $110 million of project capital requirements
  - Reduces MSAT 2 compliance capex by about $15 million
- Allows for immediate upgrade of existing gas oil[1] production to gasoline/diesel without capital investment
  - Approximately 12,000 bpd at $5/bbl WTI crack spread would produce $22 million per year in increased product value
  - Eliminates future capital investment at Holly's existing Tulsa refinery of $100 million or more for gas oil upgrading facilities
- Integration will create combined facility with Nelson complexity of over 14.0 at 125,000 BPD
- Company wide capacity will be 256,000 BPD with weighted average complexity of greater than 12.0
- Mid-2008 company wide capacity was 111,000 BPD

Purchase price[2]		
Sun Tulsa	$	65.0
Sinclair Tulsa	$	128.5
Purchase Price Total ($mm)	**$**	**193.5**
Logistic Asset Sale to-date ($mm)[3]	$	(146.5)
Estimated Project CAPEX ($mm)	$	40.0
Estimated Emission Reduction CAPEX ($mm)	$	16.0
All-in Cost ($mm)	**$**	**103.0**
Capacity (BPD)		125,000
Nelson Complexity Factor		14.0
All-in Cost per BPD of Capacity ($/BPD)	**$**	**824**
All-in Cost per Complexity Barrel ($/CBPD)	**$**	**59**

Refinery industry acquisitions over the last five years:

	Average	**High**
$ / BBL of capacity	**$11,325**	**$18,000**
$ / Complexity BBL	**$1,186**	**$2,000**

1 - Full integration could take up to 18 months but gas oil upgrade is available immediately.
2 - Purchase price does not include inventory.
3 – Includes $89 million Tulsa portion of the $93 million dropdown transaction completed on 3/31/10.

HOLLY

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18 Capital Expenditure Overview Past investments make legacy refineries stronger 1. Excludes HEP capex; net of contributions from UNEV JV partner; includes turnaround expenditures; excludes asset acquisitions 2. As of 3/31/09; excludes HEP capex and cash. Strong balance sheet and liquidity gong forward 1 Cash balance: $78M (excludes HEP cash) $370 mm credit facility $300 mm of Holly senior unsecured notes 2010 Capex: Estimate $165mm $105mm - Refining (including maintenance, capex and turnarounds) $60mm - UNEV Additional proceeds expected from UNEV interest sale of over $200 mm expected in 2011. 2

UNEV Pipeline & Refinery Economics

Overview:

- 75% interest in 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV (Sinclair is 25% equity partner)
- HOC is funding construction and will own through construction phase
- Holly expects to monetize its investment in UNEV by selling the pipeline to HEP
- Completion Date – Early 2011

Benefits:

- Las Vegas has on average, experienced a $0.14/gal ($5.88/bbl) positive differential for Gasoline (Unleaded, conventional) over Salt Lake City during Jan 2004 – Dec 2009
- Lowers impact of Salt Lake City seasonal demand reduction with wintertime months in local market
- Competitive outlet for crude-cost-advantaged Rocky Mountain refiners

HEP Purchase Option:

- At completion of construction, HEP will have option to purchase HOC's interest in the pipeline JV for 180 days from completion of project at HOC's cost (estimated to be $206mm) plus a 7% per annum carrying cost


UNEV Pipeline - Average Differential: Las Vegas over Salt Lake City
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Avg. Differential ('04 - '09)
Las Vegas over Salt Lake City Avg. Differential since 2004 (Unleaded, Conventional)
Estimated transportation cost of $0.055/gallon

HOLLY

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20 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

21 Holly Corporation (NYSE: HOC) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Neale Hickerson, Vice President, Investor Relations Neale.hickerson@hollycorp.com 214-871-3555 www.hollycorp.com

22 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

23 Appendix Tulsa - Sinclair Refinery Acquisition Tulsa - Sunoco Refinery Acquisition Estimated Effects of Capital Projects Balance Sheet Highlights Definitions

24 Sinclair Refinery - Transaction Summary 1Combined fully integrated capacity of Holly's existing Tulsa refinery and Sinclair's refinery is projected to be approximately 125,000 bpsd Holly has purchased Sinclair's Tulsa refinery Holly's portion of the purchase price consists of $74.0 million in Holly stock (2.8M shares @ $26.53) and $54.5 million of cash at closing (for total of $128.5) At closing Sinclair entered into a long-term off take agreement for up to 50,000 BPD of gasoline/diesel to supply their Mid-Con branded and unbranded marketing network Holly has entered into a contract for storage and logistics services with HEP relating to the assets that HEP will purchase from Sinclair Sinclair's Tulsa refinery is a 75,000 barrel per stream day ("bpsd") cracking refinery located approximately 2 miles southeast of Holly's Tulsa refinery(1) Holly purchased approximately 500,000 barrels of inventory from Sinclair at closing Holly has upsized its existing $300 million revolving credit facility to $370 million.

25 Tulsa (Sunoco) Acquisition - Transaction Summary Asset Summary: Tulsa refinery has crude capacity of 85,000 BPSD High complexity: 11.4 Nelson complexity factor Produces high value specialty products and transportation fuels Strategic location - direct pipeline connection to Cushing crude oil hub and Magellan product system that supplies the Mid-Continent market Assets include 3.2 million bbls of storage & related logistic assets Assignment of the Sunoco specialty product trademark for N. America and license for S. America Purchase Summary: $65 million in cash to purchase refinery property, plant and equipment Inventory purchased at closing market prices Closed: June 1, 2009 Off-take Agreement: Five year off-take agreement for gas oil to Sunoco Environmental Indemnification: Sunoco would retain responsibility for certain environmental liabilities for 20 years resulting from operations of the refinery prior to closing EPA Waiver: EPA waiver granted which extends the existing ULSD compliance deadline to November 2011

Estimated Effects of Capital Projects at Holly's Legacy Refineries Illustrative computations of impact of expansion & gross margins 26 Gross Margin/bbl Consolidated Navajo Woods Cross 2003 $7.23 $7.43 $6.10 2004 $9.20 $10.16 $6.00 2005 $12.62 $13.61 $9.62 2006 $15.78 $15.37 $17.10 2007 $16.74 $15.58 $20.69 2008 $10.96 $9.55 $16.60 2009 $7.21 $7.20 $11.27 For every +/- $1/bbl change in gross margin: NRC equals $5.475 million -- WX equals $1.825 million INCREMENTAL GROSS MARGIN FROM REFINERY EXPANSIONS: Wood Cross completion Q3 '08 -- Operational Q4 '08 / Navajo completion Q1 '09 -- Operational Q2 '09 (in $millions) Margin/ bbl assumption: $6.00 $8.00 $10.00 $12.00 $14.00 NRC: at 15,000 bpsd expansion $33 $44 $55 $66 $77 WX: at 5,000 bpsd expansion $11 $15 $18 $22 $26

27 Estimated Effects of Capital Projects at Holly's Legacy Refineries Illustrative computations of impact of crude mix changes Every +/- $1 change in net feedstock costs equals $3.65 million Every +/- $1 change in net feedstock costs equals $14.6 million All dollar values are for a full year impact and assume operating rates are at full utilization with no operating downtime FEEDSTOCK FLEXIBILITY: WOODS CROSS REFINERY Completion Q3 '08 -- Operational Q4 '08 (in $ millions) Increase cost advantaged bbls by 10,000 bpsd WTI-Heavy Diff. / bbl assumption: (net of transportation & yield changes) $5.00 $10.00 $15.00 $20.00 Annual gross margin improvement from feedstock flexibility $18 $36 $54 $73 FEEDSTOCK FLEXIBILITY: NAVAJO REFINERY Completion Q3 '09 -- Operational Q1 '10 (in $ millions) Change crude charge mix from 100% WTS crude to include 40% cost-advantaged bbls WTS-Heavy Diff. / bbl assumption: (net of transportation & yield changes) $5.00 $10.00 $15.00 $20.00 Annual gross margin improvement from feedstock flexibility $73 $146 $219 $292

28 Balance Sheet Highlights and Liquidity 2010 Events: Mar 2010: HEP executed a debt offering of $150 million of senior notes to purchase storage and loading facilities from Holly Corporation for $93 mm. The purchase of the storage and loading facilities was completed on March 31, 2010. Other: HEP has an option to purchase HOC's interest in the UNEV 180 days from completion of project at HOC's cost (estimated to be $206mm) plus a 7% per annum carrying cost HOC expects proceeds from UNEV interest sale of over $200 mm in 2011.

29 Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010 Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. MMSCFD: million standard cubic feet per day. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. Steady State EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.